UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported)
February 5, 2020
NORTHROP GRUMMAN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16411	80-0640649
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

2980 Fairview Park Drive, Falls Church, VA 22042
(Address of principal executive offices)(Zip Code)

(703) 280-2900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NOC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 5, 2020, Northrop Grumman Corporation (“Northrop Grumman” or the “Corporation”) announced that on February 3, 2020, the Board of Directors elected David F. Keffer as Corporate Vice President and Chief Financial Officer, effective February 17, 2020.  Mr. Keffer has been a General Partner at Blue Delta Capital Partners, LLC, a growth equity firm focused on government services investments, since October 2018.  Prior to that, Mr. Keffer served as Executive Vice President, Chief Financial Officer at CSRA, Inc. (or its predecessor SRA International) from June 2014 to April 2018.

Northrop Grumman also announced that Kenneth L. Bedingfield will be leaving the Corporation.  He will step down as Corporate Vice President and Chief Financial Officer effective February 17, 2020 but will remain an employee of the Corporation through February 21, 2020 to help facilitate an orderly transition.

The Compensation Committee of the Board of Directors approved a base salary for Mr. Keffer of $750,000, as well as an annual incentive, long-term incentive and other benefits commensurate with his position.  The Compensation Committee also approved a sign-on grant comprised 70% of Restricted Performance Stock Rights and 30% of Restricted Stock Rights, in accordance with the terms and conditions approved by the Compensation Committee, with a value of $1,000,000.

Mr. Bedingfield will receive benefits consistent with those provided under the Corporation’s Severance Plan for Elected and Appointed Officers.

A copy of the press release announcing the election of Mr. Keffer and the departure of Mr. Bedingfield and the Separation Agreement and General Release with Mr. Bedingfield, dated February 5, 2020, are filed as Exhibits 99.1 and 10.1 to this Current Report on Form 8-K.

Item 8.01 Other Events.

Consistent with recent practice, the Corporation also entered into a Stock Purchase Plan on February 5, 2020, to continue to execute the Corporation’s previously announced share repurchase program.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release ("Northrop Grumman Announces CFO Transition") dated February 5, 2020
10.1	Separation Agreement and General Release dated February 5, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION
(Registrant)

By:	/s/ Jennifer C. McGarey
(Signature) Jennifer C. McGarey Corporate Vice President and Secretary

Date: February 5, 2020

Exhibit Index

Exhibit No.	Description
99.1	Press Release ("Northrop Grumman Announces CFO Transition") dated February 5, 2020
10.1	Separation Agreement and General Release dated February 5, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)